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                                                                    Exhibit 10.1


                               PURCHASE AGREEMENT

         This Purchase Agreement (this "Agreement"), dated as of December 30, 2002, is by and among Kramont Realty Trust, a Maryland real estate investment trust (the "Seller") and Teachers Insurance and Annuity Association of America ("TIAA"), TIAA-CREF Real Estate Securities Fund and TIAA Life Real Estate Securities Fund, which funds are acting through their investment manager, Teachers Advisors, Inc., (each a "Purchaser" and collectively the "Purchasers"), and Teachers Advisors, Inc. and Kensington Investment Group, Inc. (each an "Investment Advisor") entering into this Agreement on behalf of themselves (as to paragraph 4 of this Agreement) and each of the funds listed under their respective names on SCHEDULE A.

         WHEREAS, the Purchasers desire to purchase from the Seller, and the Seller desires to issue and sell to the Purchasers, in the aggregate 2,090,000 common shares of the Seller, par value $0.01 per share (the "Shares"), with the number of Shares acquired by each Purchaser set forth on Schedule A.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

         1. Purchase and Sale. Subject to the terms and conditions hereof, the Purchasers hereby agree to purchase from the Seller, and the Seller agrees to issue and sell to the Purchasers, the Shares at a price per share of $14.35 for an aggregate purchase amount of $29,991,500 (the "Purchase Price").

         2. Representations and Warranties of Purchaser. Each Purchaser represents and warrants with respect to itself that:

            (a) Due Authorization. Such Purchaser is duly authorized to purchase the Shares. This Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes a legal, valid and binding agreement of such Purchaser, enforceable against such Purchaser in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

            (b) Prospectus and Prospectus Supplement. Such Purchaser has received a copy of the Seller's Basic Prospectus dated April 3, 2002, and Prospectus Supplement dated December 30, 2002 (each as defined below).


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            (c) Ownership of Shares of Beneficial Interest. As of the date hereof, none of the Purchasers, together with its respective subsidiaries and affiliates, owns 5% or more of the issued and outstanding shares of beneficial interest of the Company.

      3. Representations and Warranties of Seller. The Seller represents and warrants that:

            (a) The Seller meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). The Seller's Registration Statement (as defined below) was declared effective by the by the SEC (as defined below) and the Seller has filed such post-effective amendments thereto as may be required prior to the execution of this Agreement and each such post-effective amendment became effective. The SEC has not issued, and to the Seller's knowledge, the SEC does not intend nor has it threatened to issue, a stop order with respect to the Registration Statement, nor has it otherwise suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, nor, to the Seller's knowledge, does it intend or has it threatened to do so. On the effective date, (i) the Registration Statement complied in all material respects with the requirements of the Act and the rules and regulations promulgated under the Act (the "Regulations"); at the effective date the Basic Prospectus (as defined below) complied, and at the Closing the Prospectus (as defined below) will comply, in all material respects with the requirements of the Act and the Regulations; and (ii) the Registration Statement at the effective date and as amended or supplemented on the date hereof and at the Closing did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus as of any such time, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Prospectus made in reliance upon and in conformity with information furnished to the Seller in writing by any of the Purchasers, Cohen & Steers Capital Advisors, LLC, in its capacity as placement agent, and the Seller, and their respective affiliates, expressly for use in the Prospectus. As used in this Agreement, the term "Registration Statement" means the "shelf" registration statement on Form S-3 (File No. 333-85424) as declared effective by the Securities and Exchange Commission (the "SEC"), including exhibits, financial statements, schedules and documents incorporated by reference therein. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus Supplement" means the prospectus supplement specifically relating to the Securities as shall be filed with the SEC pursuant to Rule 424 under the Act in connection with the sale of the Shares hereunder. The term "Prospectus" means the


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      Basic Prospectus and the Prospectus Supplement. Any reference in this
      Agreement to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date hereof or the date of the Prospectus, as the case may be, and any reference herein to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date and through the date of such amendment or supplement under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and so incorporated by reference.

            (b) Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Seller and the subsidiaries of the Seller, if any (the "Subsidiaries") considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Seller or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Seller and its Subsidiaries considered as one enterprise, and (C) other than regular quarterly dividends, there has been no dividend or distribution of any kind declared, paid or made by the Seller on any class of its shares of beneficial interest.

            (c) The Seller has been duly organized as a real estate investment trust and is validly existing in good standing under the laws of the State of Maryland. Each of the Subsidiaries of the Seller has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization. Each of the Seller and its Subsidiaries has the required power and authority to own and lease its properties and to conduct its business as described in the Prospectus; and each of the Seller and its Subsidiaries is duly qualified to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Seller and its Subsidiaries considered as one enterprise.

            (d) As of the date hereof, the authorized capital stock of the Company consisted of 96,683,845 common shares and 3,316,155 preferred shares of beneficial interest, par value $.01 per share, of which 21,265,985 common shares, 1,183,240 9.75% Series B-1 Cumulative Convertible Preferred Shares and 1,653,200 Series D Cumulative Redeemable Preferred Shares ("Series D Preferred Shares"), are issued and outstanding, and 146,800 Series D Preferred Shares are held in treasury, as of such date.


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      The issued and outstanding shares of beneficial interest of Seller have been duly authorized and validly issued and are fully paid and non-assessable; the Shares have been duly authorized, and when issued and delivered as contemplated hereby, will be validly issued, fully paid and non-assessable and will be listed, subject to notice of issuance, on the New York Stock Exchange, effective as of the Closing; the Shares and the shares of beneficial interest of the Seller conform to all statements relating thereto contained in the Prospectus; and the issuance of the Shares is not subject to preemptive or other similar rights.

            (e) Neither the Seller nor any of its Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the Seller or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Seller or any of its Subsidiaries is subject where such violation or default would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Seller and its Subsidiaries considered as one enterprise; and, the execution, delivery and performance of this Agreement, and the issuance and delivery of the Shares and the consummation of the transactions contemplated herein have been duly authorized by all necessary action and will not conflict with or constitute a material breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Seller or any of its Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the Seller or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Seller or any of its Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Amended and Restated Declaration of Trust, by-laws or other organizational documents of the Seller or any of its Subsidiaries or any applicable law, administrative regulation or administrative or court decree.

            (f) The Seller is organized in conformity with the requirements for qualification and, as of the date hereof and as of the Closing, operates in a manner that qualifies it as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder and will be so qualified after giving effect to the sale of the Shares.

            (g) The Seller is not required to be registered under the Investment Company Act of 1940, as amended.


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            (h) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Seller, threatened or contemplated, against or affecting the Seller or any of its Subsidiaries, which is required to be disclosed in the Prospectus (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Seller and its Subsidiaries considered as one enterprise, or which might materially and adversely affect their respective property or assets or which might materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Seller or any of its Subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to its business, are, considered in the aggregate, not material to the business of the Seller and its Subsidiaries considered as one enterprise.

            (i) No authorization, approval or consent of any court or United States federal or state governmental authority or agency is necessary in connection with the sale of the Shares hereunder, except such as may be required under the Act or the Regulations or state securities laws or real estate syndication laws.

            (j) The Seller and its Subsidiaries possess such material certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by them, and neither the Seller nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Seller and its subsidiaries considered as one enterprise, nor, to the knowledge of the Seller, are any such proceedings threatened or contemplated.

            (k) The Seller has full power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Seller and constitutes a legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.


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            (l) The Seller has good and marketable title to all of the properties and assets reflected in the audited financial statements contained in the Prospectus, subject to no lien, mortgage, pledge or encumbrance of any kind except those reflected in such financial statements (or as otherwise described in the Prospectus) or which are not material or which constitute customary provisions of mortgage loans secured by the Seller's properties creating obligations of the Seller with respect to proceeds of the properties, environmental liabilities and other customary protections for the mortgagees.

      4. Representation and Warranty of the Investment Advisors. To induce Seller to enter into this Agreement, each of the Investment Advisors hereby represents and warrants that:

            (a) It is an investment adviser duly registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940.

            (b) It has been duly authorized to act as investment advisor on behalf of each of the funds listed as Purchaser under its name on Schedule A hereto.

            (c) It has the power and authority to enter into and execute this Agreement on behalf of each of the funds listed as Purchaser under its name on Schedule A hereto.

            (d) This Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding agreement of such Investment Advisor, enforceable against it in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

      5. Conditions to Obligations of the Parties. As a condition to Closing,
(i) each of the representations and warranties of the parties hereto shall be true and correct in all respects, (ii) the New York Stock Exchange shall have approved the Shares for listing upon notice of issuance, (iii) the Purchasers shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, dated as of December 31, 2002, substantially in the form attached hereto as Exhibit A, (iv) the Purchasers shall have received an opinion from Proskauer Rose LLP, dated as of December 31, 2002, substantially in the form attached hereto as Exhibit B, (v) the Purchasers shall have received an opinion from the general counsel of Seller, dated as of December 31, 2002, substantially in the form attached hereto as Exhibit C, and (vi) the Purchasers shall have received a comfort letter from BDO Seidman, LLP, dated as of December 31, 2002, substantially in the form attached hereto as Exhibit D.


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      6. Closing. Provided that the conditions set forth in Section 5 hereto have been met or waived at such time, the transactions contemplated hereby shall be consummated in two parts on December 31, 2002 and on January 2, 2003, or at such other time and date as the parties hereto shall agree (each such time and date of payment and delivery being herein called the "Closing"). At the Closing, settlement shall occur through Jeffries & Company, or an affiliate thereof, on a delivery versus payment basis through the DTC ID System.

      7. Governing Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York, without regard to conflict of laws principles.

      8. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in a writing that is executed by each of the parties hereto.

      9. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.


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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                               KRAMONT REALTY TRUST


                               By: /s/ Louis P. Meshon, Sr.
                                   --------------------------------------------
                                   Name: Louis P. Meshon, Sr.
                                   Title: President, Chief Executive Officer and Trustee


                               TEACHERS INSURANCE AND ANNUITY
                                 ASSOCIATION OF AMERICA


                               By: /s/ Andrew J. Duffy
                                   -------------------------------------------
                                   Name: Andrew J. Duffy
                                   Title: Managing Director

                               KENSINGTON INVESTMENT GROUP, INC., on behalf of itself (solely with respect to paragraph 4) and each Purchaser set forth under its name on Schedule A


                               By: /s/ Paul Gray
                                   ---------------------------------------------
                                   Name: Paul Gray
                                   Title: Portfolio Manager, Executive Vice
                                   President

                               TEACHERS ADVISORS, INC., on behalf of itself
                               (solely with respect to paragraph 4) and each Purchaser set forth under its name on Schedule A


                               By: /s/ Andrew J. Duffy
                                   ---------------------------------------------
                                   Name: Andrew J. Duffy
                                   Title: Managing Director


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                                   SCHEDULE A
NAME OF PURCHASER:                                           NUMBER OF SHARES

KENSINGTON INVESTMENT GROUP, INC.

     Kensington Strategic Realty Fund                                500,000
     Archon Partners LP                                               20,000
     Condor Partners LP                                               30,000
                                                                  ----------
             Total                                                   550,000

TIAA-CREF

Traunche A - 12/31/02 Closing

           Teachers Insurance and Annuity
           Association of America                                  1,115,000
           TIAA-CREF Real Estate Securities Fund                     105,000
           TIAA Life Real Estate Securities Fund                      40,000
                                                                   ---------
                     Total                                         1,260,000


Traunche B -  1/02/03 Closing

           Teachers Insurance and Annuity
           Association of America                                    280,000